Exhibit 21.1 - Tyco International Ltd. - 29 September 2006

Jurisdiction	Entity Name	State

Argentina	ADT Security Services S.A. (Argentina)
Elo Touch Systems Argentina S.A.
Fayser S.R.L.
Maulo S.A.
Sensormatic Argentina S.A.
Tyco Electronics Argentina S.A.
Tyco Flow Control Argentina S.A.
Tyco Networks (Argentina) S.R.L.
Tyco Services S.A. (Argentina)
Tyco Submarine Systems de Argentina S.A.

Australia	A.C.N. 000 233 536 Pty Limited
A.C.N. 069 907 384 Pty Limited
ACN 000 343 019 Pty Limited
ACN 065 576 721 Pty Limited
ACN 095 629 191 Pty Limited
ADT Wireless Pty Limited
Ancon CCL Pty Limited
Auto Suture Holdings Pty Limited
Banool Investments (VIC) Pty Ltd.
Bonvilla Holdings Pty Ltd
CCL Talaust Pty Limited
Clarebury Pty Ltd
Coastline Foundry (Qld) Pty Limited
Complete Engineering Group Pty Limited
Critchley Electrical Products Pty Limited
Danby Pty Limited
Dulmison Australia Pty Ltd
Dulmison Pty Ltd
Earth Tech Engineering (Queensland) Pty Limited
Earth Tech Engineering Pty Limited
Electrostrut Australia Pty Limited
ETE Coliban Pty Limited
Fire Control Pty Limited
Firepipe Protection Pty Limited
Firmagroup Operations Holdings Pty. Ltd.

Jurisdiction	Entity Name	State

Australia cont.	Gold Energy (Aust) Pty Limited
Goyen Controls Co Pty Limited
Grangehurst Enterprises Pty Ltd.
Greenspan Environmental Technology Pty Ltd
Greenspan Technology Pty Ltd
Kalanda Enterprises Pty Ltd
Keystone Asia Pacific Pty Limited
Lafayette Pharmaceuticals Pty Limited
M.B. John Pty Limited
M/A Com Private Radio Systems Pty Limited
Mallinckrodt Australia Pty Limited
Mather & Platt Pty Ltd
Medefield Pty Limited
Metropolitan Fire Services Pty Limited
Metropolitan Fire Systems Pty Limited
MFS Holdings Pty Limited
Microwave Associates Australia Pty Limited
Milperra Developments Pty Limited
Morlynn Ceramics Pty Ltd.
Nationguard Security Pty Limited
P A Pacific Pty Limited
Panmedica Pty Limited
Prindon Holdings Pty Limited
Reid Crowther (Australia) Pty. Limited
Rindin Enterprises Pty Limited
Sensormatic Australia Pty Limited
Sherwood Medical Industries Pty Limited
Simplex International Pty Limited
Steel Mains Pty Limited
Super Nominees Pty Limited
Swan Metal Skirtings Pty Limited
TISP Pty Limited
TopAq Pty Limited
Tyco Australia Pty Limited
Tyco Electronics Pty Limited
Tyco Fire & Security Pty Limited
Tyco Flexonics Australia Pty Limited

Jurisdiction	Entity Name	State

Australia cont.	Tyco Flow Control Pacific Pty Limited
Tyco Healthcare Pty Limited
Tyco International Pty Limited
Tyco Projects (Australia) Pty Limited
Tyco Water Pty Limited
Unistrut (New Zealand) Holdings Pty Limited
Unistrut Australia Pty Limited
Unistrut New Zealand Limited
Valleylab (Australia) Pty Limited
Viking Fire Systems Pty Limited
Water Reticulation Systems (Virginia) Pty Limited
Water Reticulation Systems Hire Pty Limited
Yarway Australia Pty Limited

Austria	Ancon Building Products GesmbH
Sensormatic Ges.m.b.H
Tyco Building Services Products (Austria) GmbH
Tyco Electronics Austria GmbH
Tyco Fire & Integrated Solutions GmbH (Austria)
Tyco Healthcare Austria GmbH

Bahamas	A&E Products Korea Ltd.
Tyco Global Exchange Inc.
Tyco International Asia Inc. (Bahamas)
Tyco Shares Ltd.
TyCom Services Inc.
World Services Inc.

Bangladesh	Bengal Plastic Industries Ltd.

Barbados	AMP Exports Limited
Corcom International Limited
Corcom West Indies Limited
DSC Security Products International Ltd.
Exeter Holdings Limited
Graphic Controls (Barbados), Ltd.
Reid Crowther Engineering Ltd.

Jurisdiction	Entity Name	State

Barbados cont.	TSSL Foreign Sales Corporation
Tyco Electronics Holdings Ltd.
Tyco International Holdings Ltd.
Tyco International Sales Corp.
Tyco Worldwide Holdings Ltd.
TyCom Holdings (Barbados) Ltd.
TyCom Networks (Barbados) Ltd.
USSC FSC, Inc.

Belgium	ADT Europe N.V.
ADT Security Services N.V.
Airvans Belgium S.A.
All Security Systems NV
CIPE Belgium S.A.
DSC International SA
Mallinckrodt Belgium N.V./S.A.
Raychem Industries NV
Sensormatic BVBA
Total Security Equipment BVBA
Tyco Adhesives BVBA
Tyco Electronics Belgium EC N.V.
Tyco Electronics Raychem NV
Tyco Fire & Integrated Solutions N.V.
Tyco Flow Control Europe S.A.
Tyco Healthcare Belgium N.V.
Tyco Thermal Controls NV
TyCom Contracting B.V.B.A.
WHICH Belgium S.A.

Bermuda	Camron (Bermuda) Insurance, Ltd.
Carnforth Limited
Cawich Limited
Electro-Protective Limited
Kral Steel Limited
Tyco (Bermuda) Unlimited No. 1
Tyco Alpha Limited
Tyco Asia Networks Ltd.

Jurisdiction	Entity Name	State

Bermuda cont.	Tyco Beta Limited
Tyco Cableship Charters Ltd.
Tyco Capital Holdings Ltd.
Tyco Capital Ltd.
Tyco Contracting Ltd.
Tyco Delta Limited
Tyco Epsilon Limited
Tyco Eta Limited
Tyco Global Networks Ltd.
Tyco Holdings (Bermuda) No. 12 Limited
Tyco Holdings (Bermuda) No. 14 Limited
Tyco Holdings (Bermuda) No. 15 Limited
Tyco Holdings (Bermuda) No. 4 Limited
Tyco Holdings (Bermuda) No. 7 Limited
Tyco Holdings Limited
Tyco Kappa Limited
Tyco Lambda
Tyco Omega Limited
Tyco Sigma Limited
Tyco Telecommunications Ltd.
Tyco Zeta
Willoughby Assurance Ltd.

Brazil	A&E Products do Brasil Ltda.
ADT Security Services do Brazil Ltda
AlarmTeck do Brazil Sistemas de Vigilancia Ltda. (99.9%)
AlarmTek Comersio & Participacoes Ltda. (99.99%)
Auto Suture do Brasil Ltda.
CAENF - Concessionaria de Aguas E Esgotos de Nova Friburgo Ltda.
Celis Electrocomponentes Ltda.
Earth Tech Brasil Ltda.
ETEO - Empresa de Transmissao de Energia do Oeste Ltda
Figgie do Brasil Industria e Commercio Ltda.
Mallinckrodt do Brasil, Ltda.
Mojonnier do Brasil Industria e Commercio de Equipamentos Ltda.
S.E.C. do Brasil Ltda.
Saneamento de Jau Ltda. (99.9%)

Jurisdiction	Entity Name	State

Brazil cont.	Senelbra Industria, Comercio e Servicos Ltda. (51%)
SensorBrasil Comercio e Locacoes Ltda.
Sensormatic do Brasil Electronica Ltda. (51%)
Tyco Dinaco Industria E Comercio de Ferro E Aco Ltda.
Tyco Electronics Brasil Ltda.
Tyco Electronics da Amazonia Ltda.
Tyco Fire & Security Equipamentos Ltda
Tyco Healthcare do Brasil Ltda.
Tyco Networks (Brasil) Ltda.
Tyco Services Ltda.
Tyco Sistemas de Energia Ltda.
Tyco Submarine Systems Brasil Ltda.
Tyco Valves & Controls Brasil Ltda.
Westlock Equipamentos de Controle Ltda.

Brunei Darussalam	Tyco Services (B) Sdn. Bhd. (99.9%)

Canada	495649 Ontario Limited
ADT Canada Holdings Limited
ADT Finance Inc.
Ansul Canada Limited
Becker Fire Service Ltd.
Century Industries Company
Columbia-MBF Inc.
Critchley Inc. - Canada
Earth Tech (Canada) Inc.
Hawley Group Canada Limited
Hygieia Holdings (Canada) Inc.
Icon Systems Limited
Inbrand Corporation (Canada) Inc.
JMI Canada Inc.
Keystone Canada Co.
Lafayette Pharmaceuticals (Canada) Inc.
Ludlow Canada, Inc.
M/A-COM Private Radio Systems Canada Corp.
Mallinckrodt Canada Inc.
Minervatech Inc.

Jurisdiction	Entity Name	State

Canada cont.	Nellcor Puritan Bennett (Melville) Ltd.
Paragon Trade Brands (Canada) Inc.
Parkwood Security Systems Inc.
Proctor & Redfern International Limited
Reid Crowther International Ltd.
Rovalve Canada Ltd.
SEC Investments of Canada Ltd.
SecurityLink, Ltd.
Sensormatic Canada Incorporated
TEPG Canada Inc.
Tracer Canada Incorporated
Tracer Field Services Canada Ltd.
Tracer Industries Canada Limited
TTCC Holdings Inc.
Tyco Electronics Canada Ltd.
Tyco Healthcare Group Canada Inc.
Tyco International of Canada Ltd.
Tyco Safety Products Canada Ltd.
Tyco Thermal Controls (Canada) Ltd.
Tyco Valves & Controls Canada Inc.
Unistrut Canada Limited

Cayman Islands	Davis & Geck Caribe Limited
Raychem International (Cayman Islands)
Sensormatic Cayman Finance Ltd.
Sensormatic Cayman LP
U.S.S.C. Puerto Rico, Inc. (Cayman Islands)

Chile	ADT Security Services S.A. (Chile)
ADT Seguridad Fisica S.A.
Comercial Kendall (Chile) Limitada
General Security S.A.
Investim Chile S.A.
Simplex S.A.
Tyco Electronics Industrial Y Comercial Chile Limitada
Tyco Flow Control Chile S.A.
Tyco Services S.A. (Chile)

Jurisdiction	Entity Name	State

Chile cont.	Unistrut Chile Comercial E. Industrial Limitada (60%)

China	AMP (China) Investment Co. Ltd.
AMP Suzhou Connector Tool, Ltd.
AMP Trading (Shanghai) Company Limited
Ansul Fire Equipment (Shanghai) Co. Ltd
Beijing Keystone Valve Co. Ltd.
Dongguan Transpower Electric Products Co., Ltd.
Dulmison Zibo Insulator Co., Ltd. (60%)
Earth Tech Management Consulting Service (Beijing) Co., Ltd.
Guangzhou Xilang Wastewater Treatment Co. Ltd. (65%)
Keystone (Jingmen) Valve Co. Ltd. (80%)
Keystone Valve (China) Ltd.
KTM Ball Valves Manufacturing (Sichuan) Co. Ltd
Qinhuangdao Pacific Water Company Limited (80%)
Raychem (Shanghai) Trading Ltd
Raychem Electronics (Shanghai) Ltd.
Raychem Electronics (Shenzhen) Ltd.
Raychem Shanghai Cable Accessories Ltd
Shanghai Anderson Greenwood Crosby Valve Co. Ltd (60%)
Shanghai CII Electronic Co. Ltd (50%)
Shanghai Eagle Safety Equipment Ltd.
Shanghai Sensewill Electronics Technologies Ltd. (90%)
Shenyang Yarway Valve Co. Ltd. (51%)
Tianjin Earth Tech Jieyuan Water Co., Ltd. (52%)
Tyco Electronics (Dongguan) Ltd
Tyco Electronics (Kunshan) Ltd
Tyco Electronics (Qingdao) Ltd.
Tyco Electronics (Shanghai) Co., Ltd
Tyco Electronics (Shenzhen) Co. Ltd.
Tyco Electronics (Suzhou) Ltd.
Tyco Electronics (Wuxi) Ltd
Tyco Electronics (Zhuhai) Ltd
Tyco Electronics AMP Guangdong Ltd
Tyco Electronics AMP Qingdao Ltd.
Tyco Electronics AMP Shanghai Ltd. (92.31%)
Tyco Electronics EM Shenzhen Co. Ltd

Jurisdiction	Entity Name	State

China cont.	Tyco Electronics Technology (Kunshan) Co., Ltd.
Tyco Fire & Security (Beijing) Company Limited
Tyco Fire & Security (Tianjin) Ltd
Tyco Fire & Security Services International Trading (Shanghai) Co. Ltd
Tyco Flow Control Trading (Shanghai) Ltd.
Tyco Healthcare International Trading (Shanghai) Co., Ltd.
Tyco Healthcare Trading (Shanghai) Co., Ltd.
Tyco Plastics International Trading (Shanghai) Co., Ltd.
Tyco Safety Products (Shanghai) Co. Ltd.
Tyco Safety Products (Shenyang) Co., Ltd.
Tyco Shanghai Management Consulting Co., Ltd.
Tyco Thermal Controls (Huzhou) Co. Ltd
Tyco Thermal Controls (Shanghai) Trading Co. Ltd
Tyco Water Valve (Shanghai) Co., Ltd

Colombia	Mercantil de Importaciones y Exportaciones Ltda.
Tyco Electronics Colombia Ltda.
Tyco Healthcare Colombia S.A.
Tyco Services S.A. (Colombia)

Costa Rica	A&E Productos de Costa Rica, S.A.
ADT Security Services, S.A. (Costa Rica)
Kendall Innovadores en Cuidados al Paciente S.A.
Tyco Ingenieria y Construccion S.A.

Croatia	Metalska Industrija Varazdin dd (MIV)
Tyco Fire & Integrated Solutions d.o.o. (Croatia)

Cyprus	Raychem Technologies Limited
TyCom Contracting (Cyprus) Limited
TyCom Networks (Cyprus) Limited

Czech Republic	ADT Security Centre S.r.o. (95%)
ADT Service Center sro
AQ-Test, spol s.r.o.
BOREAS-Studio grafickych informacnych systemu, s.r.o. (90%)
CYGNI, a.s.

Jurisdiction	Entity Name	State

Czech Republic cont.	Earth Tech CZ s.r.o.
Feuerloschgerate Neuruppin CZ, s.r.o.
GEOMATICS Prague s.r.o.
GHE, a.s.
MANIBS BRNO, Spol., s .r. o (99%)
Raychem HTS s.r.o.
Schmieding Armatury CZ s.r.o.
SEPA, spol. s.r.o. (70%)
Tyco Electronics Czech s.r.o.
Tyco Electronics EC Trutnov s.r.o.
Tyco Fire & Integrated Solutions s.r.o.
Tyco Valves & Controls Distribution Czech s.r.o.

Denmark	ADT A/S
CIPE Holding (Denmark) ApS
Tyco Electronics Denmark A/S
Tyco Electronics Far East Holdings ApS
Tyco Fire & Integrated Solutions (Denmark) A/S
Tyco Healthcare Denmark AS
Tyco Holding I (Denmark) ApS
Tyco Holding I ApS
Tyco Holding II (Denmark) ApS
Tyco Holding III (Denmark) ApS
Tyco Holding IV (Denmark) ApS
Tyco Holding IX (Denmark) ApS
Tyco Holding V (Denmark) ApS
Tyco Holding VI (Denmark) ApS
Tyco Holding VII (Denmark) ApS
Tyco Holding VIII (Denmark) ApS
Tyco Holding X (Denmark) ApS
Tyco Holding XI (Denmark) ApS
Tyco Holding XIII (Denmark) ApS
Tyco Holding XIV (Denmark) ApS
Tyco Holding XIX (Denmark) ApS
Tyco Holding XV (Denmark) ApS
Tyco Holding XVI (Denmark) ApS
Tyco Holding XVII (Denmark) ApS

Jurisdiction	Entity Name	State

Denmark cont.	Tyco Integrated Systems (Denmark) ApS
Tyco Valves & Controls Denmark A/S
Water Holding (Denmark) ApS

Dominican Republic	Raychem Dominicana S.A.

Ecuador	ADT Security Services S.A. (Ecuador)
Sociedad Anonima Grinnell Sistemas de Proteccion Contra Incendios

Egypt	TyCom Networks Egypt Ltd.

Fiji	Tyco Fiji Limited

Finland	Scott Health & Safety Oy
Scott Technologies Health & Safety Oy
Sensormatic OY
Tyco Electronics Finland Oy
Tyco Fire & Integrated Solutions (Finland) OY
Tyco Healthcare Finland Oy
Tyco Thermal Controls Finland Oy

France	Acroba S.A.S
ADT France SA
ADT Sensormatic France S.A.R.L.
ADT Telesurveillance SA
Aerolic Industries S.A.
Airox S.A.
Antia S.A.
ASE Partners S.A.
Auto Suture European Services Center, S.A.
Bayard SAS
Bouyer S.A.S
CEDI Securite SA
Cormerais Electronique S.A.
Earth Tech France S.a.r.l.
Ecsas Sarl
Europ Telesecurite SAS

Jurisdiction	Entity Name	State

France cont.	Europinter SA
Fibaly SA
First Alarme
Floreane Medical Implants SA
Flow Control Technologies SA
Generale de Robinetterie Industrielle et de Systemes de Surete (Griss) S.A.
Gestion Monetique Controle - GMC SARL
Imedex Biomateriaux
Isogard SAS
Ittac Production
K D Valves S.A.S
Karner Europe SARL
Kendall Incontinence
Kendall SA
La Commande Numerique
La Trevoltiane
Lindapter S.A.
Ludlow Technical Products France
Mallinckrodt Developpement France S.A.S.
Mallinckrodt France SARL
MANIBS France S.A.R.L.
Mareane SA
Mecafrance S.A.
Nellcor Puritan Bennett France Holdings SAS
Nomos SA
SCI Auber
Sci Becaro
Sci Chanle
Sci Mazal
Sci Tov
Securite Conseil Expertises
Sensormatic S.A.R.L.
Sensormatic Technologies SA
Societe de Communication et Telesurveillance (S.C.T.)
Sofradim
Sofradim Production
STRATE S.A.R.L. (95%)

Jurisdiction	Entity Name	State

France cont.	T.S. France SA
TGN Euro Link, S.A.
Tyco Building Services Products S.A.S. (France)
Tyco Electronics France SAS
Tyco Electronics Holding France S.A.S.
Tyco Electronics Idento sas
Tyco Electronics SIMEL SAS
Tyco Europe S.A.
Tyco European Security Holdings SA
Tyco Fermertures Coupe-Feu S.A.S
Tyco Fire & Integrated Solutions France
Tyco Flow Control Holding S.A.S.
Tyco France Security S.A. (99.97%)
Tyco Healthcare France SAS (99.99%)
Tyco Healthcare Lyon SAS
Tyco Healthcare Manufacturing France SAS
Tyco Healthcare SA
Tyco Healthcare Trevoux SCS
Tyco Networks (France) SAS
Tyco Safety Products France SARL
Tyco Submarine Systems SARL
Tyco Thermal Controls SAS
Tyco Valves & Controls Distribution (France) S.C.A.
TyCom Contracting (France) SAS

Germany	ADT Deutschland GmbH
ADT Protecco GmbH
ADT Secured Payments GmbH
ADT SecurePay GmbH
ADT Security Deutschland GmbH
ADT Sensormatic GmbH
ADT Service-Center GmbH
ADT Wellcom GmbH
Ancon GmbH
ATR Armaturen-Technik Remscheid GmbH & Co. KG
ATR Armaturen-Technik Remscheid Verwaltungs GmbH
Bouyer Elektronic GmbH

Jurisdiction	Entity Name	State

Germany cont.	Chemat GmbH Armaturen fur Industrie
CKS Security GmbH
CKS Systeme GmbH & Co. KG
Corcom GmbH
COSMOS Feuerloeschgeraetebau GmbH
DA Export International GmbH
DA Kunststoff GmbH
Dritte CORSA Verwaltungsgesellschaft mbH
DSC International GmbH
Earth Tech Deutschland GmbH
Earth Tech GmbH
Earth Tech Klartechnik GmbH
Earth Tech Klartechnik GmbH
Earth Tech Umwelttechnik GmbH
Erhard GmbH & Co. KG
Erhard Verwaltungsgesellschaft mbH
Ernst Schmieding GmbH & Co. KG
Erwin Burbach Maschinenfabrik GmbH
Feuerloschgerate GmbH Neuruppin (FLG)
FLN Feuerloschgerate Neuruppin Vertriebs-GmbH
Flow Control Holding Ltd. & Co. KG
Flow Control Technologies GmbH
Fondermann GmbH
Frischhut Armaturen und Formteile GmbH
Hellstern GmbH
Helmut Geissler Glasinstrumente GmbH
Interbrandschutz GmbH
Karner Europe GmbH
KSK Kunststoff-Strassenkappen GmbH
Lindapter GmbH
Ludwig Frischhut Beteiligungs GmbH
Ludwig Frischhut GmbH & Co. KG
Mallinckrodt Chemical GmbH
Mallinckrodt Chemical Holdings GmbH
Mallinckrodt Medical GmbH
Mallinckrodt Medical Holdings GmbH
MANIBS Spezialarmaturen GmbH & CO. KG

Jurisdiction	Entity Name	State

Germany cont.	MANIBS Spezialarmaturen Verwaltungs GmbH
Mecafrance (Deutschland) GmbH
Medolas Gesellschaft Fur Medizintechnik MBH (80%)
MEVA Umwelttechnologie GmbH
NARVIK-Yarway GmbH
NEUHAUS Feuerloschgerate GmbH
S+S Armaturen Technology GmbH
SABO-Armaturen Service GmbH
Schmieding Armaturen GmbH - Es Holzwickede
Schmieding Verwaltungs GmbH
Schmieding-Armaturen GmbH - Es Heusenstamm
Schmieding-Armaturen GmbH, Seevetal
Sempell AG
Sofradim GmbH
Sozial Werk der Total Walther Feuerschutz Unternehmensgruppe GmbH
STRATE Technologie fur Abwasser GmbH
TE Vermogensverwaltungs Ltd. & Co. KG
TEPG GmbH
Telekommunikation Datentechnik Sicherheitssysteme
Thorn Sicherheits GmbH
Tillmann Armaturen GmbH
TOTAL Feuerschutz GmbH
Total Walther Beteiligungsgesellschaft mbh
Total Walther Feuerschutz Loschmittel GmbH
Total Walther GmbH, Feuerschutz und Sicherheit
Trade GmbH
TThermal Controls Gmbh
Tyco Building Services Products (Germany) GmbH
Tyco Building Services Products Division GmbH
Tyco Electromechanical Components Verwaltung GmbH
Tyco Electronics AMP GmbH
Tyco Electronics EC Verwaltungsgesellschaft GmbH
Tyco Electronics Finance GmbH
Tyco Electronics Holding GmbH
Tyco Electronics Idento GmbH
Tyco Electronics Raychem GmbH
Tyco European Investments Deutschland GmbH

Jurisdiction	Entity Name	State

Germany cont.	Tyco Healthcare Deutschland GmbH
Tyco Healthcare Deutschland Manufacturing GmbH
Tyco Holding GmbH
Tyco International Armaturen Holding GmbH
Tyco Thermal Controls GmbH
Tyco Umwelttechnik GmbH
Tyco Valves & Controls Distribution GmbH
Tyco Waterworks Deutschland GmbH
Tyco Waterworks GmbH & Co. KG
USSC (Deutschland) GmbH
USSC Medical GmbH
Waldenmaier GmbH
Wellcom International Sales and Services GmbH & Co. Betriebs KG
WOPF Befestigungselemente GmbH

Gibraltar	Espion (International) Limited
Silver Avenue Holdings Limited
Stralen Investments Limited
Tyco Electronics (Gibraltar) Holding Limited
Tyco Electronics (Gibraltar) Limited
Tyco Healthcare (Gibraltar) Holding Limited
Tyco Healthcare (Gibraltar) Limited
Velum 1998 Limited
Verdana Holdings Limited

Greece	ADT Greece S.A. (ADT Hellas) (82.5%)
Earth Tech (Hellas) Limited Liability Company
Raychem Hellas E.P.E.
Tyco Electronics Hellas MEPE
Tyco Hellas S.A.

Guatemala	A&E Products Guatemala, S.A.
ADT Sistemas de Seguridad, S.A. (Guatemala)
Grinnell Incendio, S.A. de C.V. (Guatemala)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala)
Tyco Ingenieria y Construccion S.A. (Guatemala)
Tyco Submarine Systems, Sociedad Anonima

Jurisdiction	Entity Name	State

Honduras	A&E Products de Honduras S.A.
Simplex S.A. de C.V.

Hong Kong	A&E Products (Far East) Limited
ADT Hong Kong Limited
AMP Products Pacific Limited
ATS Technology (Hong Kong) Limited
Batts Far East Limited
CEM (Hong Kong) Limited
Critchley Asia Limited
F.A.I. Technology (Hong Kong) Limited (75%)
Madison Cable Asia Limited
Mallinckrodt Hong Kong Limited
Original Electromechanical (HK) Limited
Praegitzer International (HK) Limited (99%)
Raychem (HK) Limited
Raychem China Limited
Raychem China Limited NV
Sensormatic Far East Ltd
Sensormatic Hong Kong Limited
Tak Cheong (Yau Kee) Engineering Ltd.
Thorn Security (Hong Kong) Limited
Transpower Technologies (HK) Limited
Tyco Electronics H.K. Limited
Tyco Engineering & Construction (Hong Kong) Limited
Tyco Fire and Security Services China Ltd
Tyco Flow Control Hong Kong Limited
Tyco Healthcare (HK) Co., Ltd.
Tyco Healthcare (HKSAR) Limited
Tyco Networks (Hong Kong) Limited
Wormald Engineering Services Ltd.

Hungary	ADT Sensormatic Kft.
Brueder Mannesmann Hungary Kft (99%)
Earth Tech Hungary Engineering Limited Liability Company
KSK Német - Magyar Szerszámtervezö és Készitö KFT (67.62%)
Total Walther Contractor and Engineer Ltd.

Jurisdiction	Entity Name	State

Hungary cont.	Tyco Building Services Products (Hungary) Kft
Tyco Electronics EC Electromechanical Components Production Ltd Liability Co.
Tyco Electronics Hungary Termelo Kft
Tyco Fire & Integrated Solutions Contractor and Engineering Limited Liability Company (kft)
Tyco Valves & Controls Distribution Ltd

India	A&E India Pvt Ltd
Automotive Wiring Systems Private Limited
Precision Interconnect India Pvt Ltd
Raychem RPG Limited (50%)
Sempell Valves Pvt. Ltd. (50%)
Simplex Building Systems Pvt Ltd
TEI Technologies Private Limited (50%)
Tyco Electronics Corporation India Pvt Limited
Tyco Electronics Systems India Pvt Ltd
Tyco Electronics Tools India Pvt. Ltd.
Tyco Fire & Security India Private Limited
Tyco Healthcare India Pvt Limited
Tyco Valves & Controls India Pvt. Ltd.

Indonesia	P.T. Reid Crowther Indonesia
PT Dulmison Indonesia
PT Tyco Eurapipe Indonesia
PT. ODG Wormald Indonesia
PT. TYCO Asia Services Indonesia
PT. Tyco Precision Electronics

Ireland	ACE Alarm Systems Limited
ADT Fire & Security Limited
ADT Limited
Allied Alarms Limited
Allied Metal Products Limited
Allied Security Products Ltd.
Audio Education Limited
B & E Electrics Limited
Brangate Limited
Dalriada Water Services Limited (50%)

Jurisdiction	Entity Name	State

Ireland cont.	Earth Tech Holdings Limited
Earth Tech Ireland Limited
Flo-Check Valves Limited
Fondermann & Co. (Ireland) Limited
Hanlon-O’Grady & Co. Limited
IAMASCO Plc
Jones Environmental (UK) Limited
Jones Environmental Holdings Limited
Mallinckrodt Holdings Ireland
Mallinckrodt International Financial Services Company
Mallinckrodt Medical
Mallinckrodt Medical Holdings Ireland
Mallinckrodt Medical Imaging - Ireland
Mallinckrodt Medical International Holdings
Mather & Platt Ireland Limited
Mather & Platt Ireland Manufacturing Limited
Modern Security Systems Limited
Mountainbran Limited
Nellcor Puritan Bennett Ireland
Nellcor Puritan Bennett Ireland Holdings
Pitsea
SEC Investments of Ireland Ltd.
Securitag Limited
Sensormatic Electronics Corporation Ireland Ltd.
Sensormatic European Distribution Ltd.
Sensormatic Ireland Limited
Spitafield
Tyco Electronics Ireland Limited
Tyco Far East Holdings Limited
Tyco Healthcare Ireland Limited
Tyco Healthcare Services Europe Limited
Tyco International Finance Ireland
Tyco Ireland Limited
Tyco Tech Holdings Ireland
Tyco Telecommunications (Ireland)
Unistrut Ireland Limited
Waterson (Unlimited)

Jurisdiction	Entity Name	State

Ireland cont.	Witham

Isle of Man	Mallinckrodt Medical Isle of Man

Israel	Raphael Mitzpe Ramon Ltd.
Raphael Valves Industries (1975) Ltd.
Raychem Limited
TCM CONTRACTING (ISRAEL) LTD.
TCM NETWORKS (ISRAEL) LTD.
Tyco Electronics Israel Ltd.
Tyco Healthcare (Israel) Ltd.

Italy	ADT Italia Srl
Belgicast Italia S.R.L.
Bentel Security Srl
Biffi Italia S.r.l.
Earth Tech (Italy) S.R.L.
Karner-Batts SRL
Laesa Technology Srl
Mallinckrodt DAR Srl
Mallinckrodt Italia Srl
MECAIR S.r.L.
Sabo Foam Srl
Sensormatic EC SRL
Tyco Adhesives Italia Srl
Tyco Building Services Products (Italy) S.r.l.
Tyco Electronics AMP Italia Products S.p.A.
Tyco Electronics AMP Italia S.p.A.
Tyco Electronics MPI Italia S.r.l.
Tyco Electronics Raychem (Italia) S.p.A.
Tyco Electronics-Raychem SpA
Tyco Healthcare Italia, S.p.A.
Tyco Networks (Italy) Srl
Tyco Valves and Controls Italia S.r.l.
Wormald Italiana S.P.A.
Zettler App. Eletricci S.p.A.
Zettler S.R.L.

Jurisdiction	Entity Name	State

Japan	AMP Technology Japan Ltd
Aomori Dry-Chemical Kabushiki Kaisha (54.1%)
Businessland Japan Company Ltd.
Chiba Atsuryoku Youki Seizo Kabushiki Kaisha
Hokkaido Dry-Chemical Kabushiki Kaisha
Kendall Healthcare Products (Japan) Co., Ltd.
Kitamura Valve Mfg. Co., Ltd.
Nihon Elcon K.K.
Nippon Dry Maintenance Co., Ltd.
Nippon Dry-Chemical Kabushiki Kaisha (92.24%)
Nippon Sherwood Medical Industries Ltd.
Precision Interconnect International Ltd.
Touch Panel Systems K.K.
Tyco Electronics AMP K.K.
Tyco Electronics EC KK
Tyco Electronics M/A-COM K.K.
Tyco Electronics Raychem K.K.
Tyco Flow Control K.K.
Tyco Healthcare Japan, Inc.

Lebanon	Sensormatic Middle East Inc

Luxembourg	ADT Finance S.A.
ADT Luxembourg S.A.
CIPE Luxembourg S.A.
TCC Holding (Luxembourg) S.a.r.l.
TCN Holding (Luxembourg) S.a.r.l.
Total Feuerschutz GmbH Luxembourg, Niederlassung
Tyco Group S.a.r.l.
Tyco Holdings S.a.r.l.
Tyco International Group S.A.
TyCom Holdings II SA
Valera Holdings S.a.r.l.

Macau	Tyco Fire, Security & Services (Macau) Limited (98%)

Malaysia	ADT Services (M) Sdn. Bhd.

Jurisdiction	Entity Name	State

Malaysia cont.	AMP Products (Malaysia) Sdn. Bhd.
Euratech (Malaysia) Sdn. Bhd.
Grinnell Supply Sales (Malaysia) Sdn. Bhd. (50%)
Innodouble (M) Sdn. Bhd. (51%)
Japan Original (M) Sdn Bhd
Life Engineering Sdn. Bhd.
Mallinckrodt Baker Sdn. Bhd.
Mediquip Sdn. Bhd.
Praegitzer Asia Sdn. Bhd.
Raychem Sdn. Berhad.
Senivisa Trading Sdn. Bhd.
Tyco Earth Tech Malaysia Sdn. Bhd.
Tyco Electronics (Malaysia) Sdn. Bhd.
Tyco Electronics Dulmison (Malaysia) Sdn. Bhd.
Tyco Fire, Security & Services Malaysia Sdn Bhd
Tyco Flow Control (Malaysia) Sdn. Bhd.
Tyco Grinnell KM Sdn. Bhd.
Tyco Healthcare Medical Supplies Sdn Bhd
Tyco Manufacturing (Malaysia) Sdn. Bhd.
Tyco Services Malaysia Sdn. Bhd.
Tyco Valves & Controls (M) Sdn. Bhd.

Marshall Islands	C.S. Tyco Decisive Inc.
C.S. Tyco Dependable Inc.
C.S. Tyco Durable Inc.
C.S. Tyco Provider, Inc.
C.S. Tyco Reliance Inc.
C.S. Tyco Resolute Inc.
C.S. Tyco Responder Inc.
Coastal Cable Ship Co. Inc.

Mauritius	Sensormatic Electronics (Mauritius)
Tyco Asia Investments Limited
Tyco Healthcare Asia Investments Limited

Mexico	ADT Security Services, S.A. de C.V.
Aguas Tratadas de Cadereyta, S. de R.L. de C.V. (99.96%)

Jurisdiction	Entity Name	State

Mexico cont.	Aguas Tratadas de Madero, S. de R.L. de C.V. (99.96%)
AMP Amermex, S.A. de C.V.
Ansul Mexico, S.A. de C.V.
Atlatec Ambiental, S.A. de C.V.
Carlisle Recycling de Mexico S.A. de C.V.
Cima de Acuna S.A. de C.V.
CoEv de Matamoros, S.A. de C.V.
CoEv Servicios de Matamoros, S.A. de C.V.
Construser, S.A. de C.V.
Corcom, S.A. de C.V.
Earth Tech Mexican Holdings, S.A. de C.V.
Earth Tech Mexico S.A. de C.V.
Especialidades Medicas Kenmex, S.A.
Euro-Flex de Mexico, S.A. de C.V.
Fire Equipment de Mexico S.A. de C.V.
Gema Servicios Ambientales, S.A. de C.V.
Grupo Empresarial de Mejoramiento Ambiental, S. de R.L. de C.V.
Kelsar S.A. de C.V.
Kemex Holding Company, S.A. de C.V.
Kendall de Mexico S.A. de C.V.
Mallinckrodt Baker S.A. de C.V.
Mallinckrodt Medical S.A. de C.V.
Manufacturas y Conectores TYCO, S. de R.L. de C.V.
MMJ S.A. de C.V.
Nellcor Puritan Bennett Mexico, S.A. de C.V.
Potter & Brumfield de Mexico, S.A. de C.V.
Raychem Juarez, S.A. de C.V.
Raychem Tecnologias, S.A. de C.V.
Raychem Tijuana Services, S.A. de C.V.
Retail Group de Mexico S.A. de C.V.
Rust Servicios Ambientales E Infraestructura, S.A. de C.V.
Securitylink S.A. de C.V.
Servicios de Aguas Nogales, S.A. de C.V.
Simplex Grinnell S.A. de C.V.
Tyco Electronics Mexico, S.A.
Tyco Electronics Power Systems de Mexico, S.A. de C.V.
Tyco Electronics Tecnologias S.A. de C.V.

Jurisdiction	Entity Name	State

Mexico cont.	Tyco Engineering and Construction S.A. De C.V.
Tyco Services, S.A. de C.V. (Mexico)
Tyco Submarine Systems, S.A. de C.V.
Tyco Valves and Controls de Mexico, S.A. de C.V.

Netherlands	ADT Finance B.V.
ADT Security Services BV
AMP Taiwan B.V.
AMP Trading B.V.
Auto Suture Belgium B.V.
CIPE Nederland B.V.
Descote Benelux B.V.
Glearth B.V.
Hovap International (Holland) B.V.
Infologic Nederland B.V.
M/A-COM Eurotec B.V.
Mallinckrodt Baker B.V.
Mallinckrodt Baker Deutschland, Zweigniederlassung der Mallinckrodt Baker B.V.
Mallinckrodt Benelux B.V.
Mallinckrodt Europe B.V.
Mallinckrodt Holdings B.V.
Mallinckrodt Medical B.V.
Mallinckrodt Operations B.V.
Mallinckrodt Services B.V.
Narvik-Yarway B.V.
Nordic Water Benelux BV
Pritchard Services Group BV
Professional Fixings BV
Protector Technologies BV
Sensormatic B.V.
Sensormatic Distribution & Holdings B.V.
Sensormatic Investments Associates B.V.
Strate B.V.
Svenska Skum B.V.
Technische Handelsbureau en Armeturenfabriek Wafrega B.V.

Jurisdiction	Entity Name	State

Netherlands cont.	Tyco Building Services Products (Netherlands) B.V.
Tyco Building Services Products B.V. Branch Office
Tyco Electronics Nederland B.V.
Tyco Energy Valves B.V.
Tyco Healthcare Nederland BV
Tyco Integrated Systems B.V.
Tyco Labs Holland I BV
Tyco Networks (Netherlands) B.V.
Tyco Thermal Controls BV
Tyco Valves & Controls B.V.
Tyco Waterworks B.V.
Uni Joint B.V.
Unistrut (Benelux) B.V.
Vonk Enschede BV
Wafrega Modellen B.V.
Zettler Netherland N.V.

New Zealand	Armourguard Security Limited
Keystone New Zealand Limited
New Zealand Valve Company Limited
Nortrac Engineering Limited
Sensormatic New Zealand Limited
Tyco Construction Technologies NZ Limited
Tyco Electronics NZ Limited
Tyco Flexonics NZ Limited
Tyco Healthcare Limited
Tyco New Zealand Limited

Nicaragua	Tyco Ingenieria y Construccion, S.A. (Nicaragua)

Norway	Tyco Building Services Products (Norway) AS
Tyco Electronics Norge AS
Tyco Fire & Integrated Solutions (Norway) AS
Tyco Healthcare Norge AS
Tyco Networks Norway AS
Tyco Thermal Controls Norway AS

Jurisdiction	Entity Name	State

Pakistan	Tyco Fire & Security Pakistan (PVT) Ltd.

Panama	Kendall, S.A. (Panama)
KMS Colon, Panama, S.A.
TYCO SUBMARINE SYSTEMS, INC.

Peru	Tyco Electronics Del Peru S.A.C.
Tyco Healthcare Peru S.A.
Tyco Services S.A. (Peru)
TyCom Networks (Peru) S.A.

Philippines	Carlisle Philippines, Inc.
Earth Tech Consulting Services (Philippines) Inc.
Tyco Electronics Philippines, Inc.
Tyco Integrated Systems Philippines Inc.
Tyco PIECO Corporation, Inc.

Poland	ADT Poland Sp zoo.
Erhard Armatura Polska Sp. z o.o.
M/A-COM Poland Sp. z o.o.
Mallinckrodt Polska Sp.z o.o.
Raychem Polska Sp. z.o.o
Schilling Armatura Polska Sp. Z.o.o.
Schmieding Armaturen Poland sp. z. o.o
STRATE Sp.z.o.o.
TYCO Electronics Polska Sp.z.o.o.
Tyco Fire & Integrated Solutions Sp.z.o.o. Poland
Tyco Polska Sp.z.o.o.
Tyco Thermal Controls Polska Spolka z ograniczona odpowiedzilanoscia
Tyco Valves & Controls Polska Sp.z.o.o.
Tyco Waterworks Polska Sp.z.o.o. (90%)

Portugal	Industra-Comercio de Equipamentos Industriais, SA
Karner-Europe, Lda
KTM Valvulas Europa SA
Pressini-Prestacao de Servicos de Electricidade Naval de Indistria, Lda.
S.P.D.-Sistemas De Proteccao Desenvolvidos LD (90%)

Jurisdiction	Entity Name	State

Portugal cont.	Sensormatic Proteccao Contra Furto, Lda (97.4%)
Tyco Electronics Componentes Electromecanicos Lda.
Tyco Healthcare Portugal, Produtos De Saude Lda.
Tyco Integrated Systems (Portugal), Unipessoal Lda

Puerto Rico	ADT Security Services Puerto Rico, Inc.
SecurityLink of Puerto Rico, Inc.
Sensormatic del Caribe, Inc. (Puerto Rico)
SimplexGrinnell of Puerto Rico Inc.
Tyco Valves & Controls - Puerto Rico Corporation
TyCom Networks (Puerto Rico) Corp.
U.S.S.C. Puerto Rico (NY), Inc.

Republic of Slovenia	Tyco Electronics d.o.o. (Slovenia)

Romania	Duna Armatura Bucuresti S.R.L.
Karner Europe SRL
Robinete Raf Campina, S.A.
SC FCT Industrial Srl

Russia	AOST Malen Ltd
Auto Suture Surgical Instruments
Limited Liability Company ADT Security Solutions
Rayenergo (ZAO Rayenergo)
TyCom Networks (Russia)

Scotland	Aberdeen Environmental Services Limited (99%)
F.C.T. Services (UK) Limited
Madison Cable Limited
Prestaroy Limited
WM Fire Systems Limited

Singapore	AMP Singapore Pte. Ltd.
Central Spraysafe Company PTE Limited
Crompton Instruments (South-East Asia) Pte. Ltd.
Dynavision Electronics Pte Ltd
Greenspan Singapore Private Limited

Jurisdiction	Entity Name	State

Singapore cont.	Indeco M & E Engineering Pte Ltd
Mallinckrodt Asia Pacific Pte. Ltd.
Raychem Singapore Pte. Limited
Simplex Fire & Security Systems Pte Ltd
TEPG Pte Ltd
Tyco Building Services Pte. Ltd.
Tyco Electronics AMP Manufacturing (S) Pte Ltd
Tyco Electronics Manufacturing Singapore Pte. Ltd.
Tyco Electronics Singapore Pte Ltd
Tyco EPG Pte Ltd
Tyco Fire & Building Products Asia Pte. Ltd.
Tyco Fire, Security & Services Pte. Ltd.
Tyco Flow Control Pte. Ltd.
Tyco Healthcare Pte. Ltd
Tyco Networks (Singapore) PTE LTD
Tyco Pipe Systems Pte Ltd

Slovak Republic	Tatra Armatura s.r.o. (90%)
Tyco Fire & Integrated Solutions (Slovakia) s.r.o.
Tyco Healthcare ECE (Eastern Central Europe), s.r.o.

South Africa	A&E Products South Africa (Proprietary) Limited
Accucomp (Pty.) Ltd.
Accufusion (Pty.) Ltd.
ADT Security (Proprietary) Ltd (South Africa)
ADT Security Guarding (Proprietary) Limited
Ansul South Africa (Proprietary) Limited
Baron Armed Reaction (Pty) Ltd
Belgicast (PTY) Ltd.
Good Hope Security (Pty) Ltd
Kendall Company of South Africa (Pty) Limited, The
Klipton Properties (Pty) Ltd
Kusela Security Solutions (Proprietary) Limited
Nestivad Investments (Pty) Ltd
Paramed Security (Pty) Ltd
Paramed Security North (Pty) Ltd
Paramed Security West (Pty) Ltd

Jurisdiction	Entity Name	State

South Africa cont.	Pararent (Pty) Ltd
Reaction Force Guards (Pty) Ltd
Reaction Force Patrols (Pty) Ltd
REM 172 (Pty) Ltd
Sentry Response (Pty) Ltd
Sentry Security (Pty) Ltd
Sentry Security Cape (Pty) Ltd
Sentry Security Financial Services (Pty) Ltd
Sentry Security Guarding (Pty) Ltd
Sentry Security KwaZulu-Natal (Pty) Ltd
Sentry Security Pretoria (Pty) Ltd
Solution 22 (Pty) Ltd
Strikeforce Security (Pty) Ltd
TM Monitoring (Pty) Ltd
Trigate (Pty.) Ltd.
Trinance (Pty.) Ltd.
Tyco Electronics South Africa (Proprietary) Ltd.
Tyco Healthcare (Proprietary) Limited
Tyco Valves and Controls Distribution SA (Proprietary) Limited
Tyco Waterworks (Pty) Ltd.
Vadigor Investments (Pty) Ltd
Volberay Investments (Pty) Ltd

South Korea	ADT Security Co., Ltd.
Batts Korea Ltd. (50%)
Caps Co. Ltd.
Capstec Co., Ltd.
Dong Bang Electronic Industrial Co. Ltd. (99.5%)
Keystone Valve (Korea) Limited
Original Electromechanical (Korea) Ltd
Tyco Electronics AMP Korea Limited
Tyco Electronics Raychem Korea Limited
Tyco Healthcare Korea, Inc.
Tyco Marine Services Korea Company Limited
Tyco Networks (Korea), Inc.
Tyco Thermal Controls Korea Ltd.

Jurisdiction	Entity Name	State

Spain	ADT Espana Servicios de Seguridad, S.L.
Automated Security International, S.A.
Belgicast Internacional S.L.
Controles Graphicos Ibericos, S.A.
Diamit, S.L.
Earth Tech (Spain), S.L.
Europuspas S.L. (90%)
Kendall Espana S.A.
Mallinckrodt Medical S.A.
Mondragon Telecommunications S.L.
Sensormatic Electronics Corporation S.A.
Sensormatic Electronics Corporation Services SA
Tyco Electronics AMP Espana, S.A.
Tyco Electronics Raychem SA
Tyco Healthcare Spain SL
Tyco Iberia, S.L.
Tyco Marine, S.A.
Tyco Networks Iberica, S.L.
Wormald Mather & Platt Espana, S.A.

Sri Lanka	A&E Products Lanka (PVT) Ltd

Sweden	ADT Sweden AB
DISAB Diagnostic Imaging Holding AB
Erichs Armatur AB (50%)
Karner Europe AB
Mallinckrodt Sweden AB
Nordic Water Engineering AB
Nordic Water Holding AB
Nordic Water Products AB
Prefabspecialisten Sprinkler i Lammhult Aktiebolag
Svenska Skum International AB
Svenska Skumslacknings AB
Tyco Building Services Products (Sweden) AB
Tyco Electronics Svenska AB
Tyco Fire & Integrated Solutions (Sweden) AB
Tyco Healthcare Norden AB

Jurisdiction	Entity Name	State

Sweden cont.	Tyco Networks (Sweden) AB
Tyco Thermal Controls Nordic AB
Zickert Products AB

Switzerland	ADT Secured Payments Division SA
ADT Security (Switzerland) SA
ADT Sensormatic AG
ADT Services AG
Ammo AG
Ancon (Schweiz) AG
Mallinckrodt Switzerland Limited
Neotecha AG
Sherwood Services AG
Total Feuerschutz AG
Tyco Electronics (Schweiz) HFI AG
Tyco Electronics (Schweiz) Holding GmbH
Tyco Electronics Augat AG
Tyco Electronics Logistics AG
Tyco Fire & Integrated Solutions (Schweiz) AG
Tyco Flow Services AG
Tyco Healthcare Group AG
Tyco Healthcare Retail Services AG
Tyco Healthcare Schweiz AG
Tyco International Finance Alpha GmbH
Tyco International Holding AG
Tyco International Services AG
Tyco Plastics Services AG
TyCom Finance AG

Taiwan	A&E Hangers Taiwan Co., Ltd.
ADT Security Services Ltd
AMP Manufacturing Taiwan Co. Ltd
Descote Asia Co., Ltd
FAI Technology (Taiwan) Co. Ltd
Raychem Pacific Corporation (50%)
Raychem Taiwan Limited (TMC)
Taiwan Superior Electric Co., Ltd.

Jurisdiction	Entity Name	State

Taiwan cont.	Taiwan Valve Company Ltd
Taliq Taiwan Limited
Tyco Electronics Taiwan Co., Ltd.
Tyco Healthcare (Taiwan) Ltd.
Tyco Valves & Controls (Taiwan) Limited
Wormald Engineering Systems Taiwan Ltd.

Thailand	ACS Asia (1996) Company Limited
ADT Sensormatic (Thailand) Co., Ltd.
Earth Tech Engineering (Thailand) Limited
Indeco Services Co., Limited
Kendall Gammatron Limited (85%)
Tyco Earth Tech (Thailand) Limited
Tyco Electronics (Thailand) Ltd
Tyco Electronics Dulmison (Thailand) Co., Ltd.
Tyco Fire, Security & Services (Thailand) Limited
Tyco Healthcare (Thailand) Limited
Tyco Valves & Controls (Thailand) Limited
WHC Holdings Limited
Windmill Street Limited

Turkey	Earth Tech Engineering Construction Trade
Karner Europe Aski Ticaret Limited Sirketi
Tibset Steril Tibbi Aletler Sanayi ve Ticaret Anonim Sirketi
Tyco Elektronik AMP Ticaret Limited Sirketi
Tyco Saglik A.S.
TYCOM NETWORK VE TELEKOMUNIKASYON SISTEMLERI INSAAT TESIS HIZMETLERI VE TICARET LIMITED SIRKETI
Yapi ICF Kaiser Engineering and Consultancy

Ukraine	Tyco Electronics Ukraine Limited

United Arab Emirates	Ancon (Middle East) Fze
Tyco Electronics Middle East FZE

United Kingdom	A&E Karner Limited
A.E. Silver Limited
A.G. Marvac Limited

Jurisdiction	Entity Name	State

UK cont.	A.I.J. Security Limited
A.R.C. Fire Protection Limited
A.V.S. Systems Limited
Abbey Security International Limited.
Acorn Security Systems (UK) Limited
Adeview Limited
ADT (Private Unlimited Company)
ADT (UK) Holdings PLC
ADT (UK) Limited
ADT Aviation Limited
ADT Finance PLC
ADT Fire & Security PLC
ADT Group PLC
ADT Linen Services Limited
ADT Pension Fund Limited
ADT Security Systems Limited
ADT Travel Group Limited
ADT Travel Holdings Limited
ADT Trustees Limited
ADT UK Investments Limited
Advanced Absorbent Products Holdings Limited
Advanced Independent Monitoring Limited
Advanced Security Installations Limited
AFA-MINERVA Limited
American District Telegraph Services International Limited
AMP Finance Limited
AMP of Great Britain Limited
Ancon (MBT) Couplers Limited
Ancon Holdings Limited
Ancon Limited
Ancon Stainless Steel Fixings Limited
Argus Fire & Security Group Plc
Argus Fire Systems Limited
Argus Group Plc
Argus House Limited
Argyle Medical Industries (U.K.) Limited
Ash Group Services Limited

Jurisdiction	Entity Name	State

UK cont.	Atlanta Engineering Limited
Atlantic Plastics Limited
Atlas Fire Engineering Limited
Audix Systems Limited
Auto Auctions Limited
Auto Suture U.K. Limited
Auto Suture UK Export Limited
Automated Loss Prevention Systems International Limited
Automated Loss Prevention Systems Limited
Automated Security (Holdings) PLC
Automated Security (International) Limited
Automated Security (Investments) Limited
Automated Security (Properties) Ltd.
Automated Security Information Systems Technology Limited
Automated Security Limited
Avalon Emergency Systems Limited
B & D (Electrical, Security & Surveillance) Limited
B. & H. (Nottingham) Limited
Bastion Security Systems Limited
BCA (Auctions) Limited
Belclere Limited
BGP-Reid Crowther Limited
Bond Security Systems Limited
Bowthorpe EMP Limited
Bowthorpe Industries Limited
Brey Services Limited (50%)
Brey Utilities Limited (50%)
Britannia Monitoring Services Limited
Britannia Security Group Limited
Britannia Security Systems (Midlands) Limited
Britannia Security Systems Limited
Brocks Alarms Limited
Brook Security Services Limited
C.C.T.V. Limited
C.I.S. (Cast Iron Services) Limited
C.I.S. Wilson Pipe Fittings Limited
C.I.S.Wilson Limited

Jurisdiction	Entity Name	State

UK cont.	Capitol Alarms Limited
CAS Security Ltd.
Castle Gate Alarms (Northern Ireland) Limited
CDK U.K. Limited
CEM Systems Ltd.
Central Alarm Securities Limited
Central Spraysafe Company Limited
Certes Security Plc
Charles Winn (Valves) Limited
Cheshire Alarm Services Ltd.
Clarion Security Systems Limited
Cleaners Limited
Clen Group Limited
Coin Machine Sales Limited
Collmain Customer Installations Limited
Collmain Plc
Collmain Services Limited
Comforta Healthcare Ltd. (UK)
Communication Accessories Limited
Component Engineering Services Ltd
Control Equipment Limited
Controlled Electronics Management Systems Limited
Countryside Security Limited
Countrywide Leisure Holdings Limited
Crime Seen Ltd.
Critchley Finance (UK) Limited
Critchley Group Limited
Critchley Group Trustee Limited
Critchley HSI Systems Limited
Critchley Limited
Critchley Tecpro Limited
Crosby Valve and Engineering Company Limited
CROSTER ELECTRONICS LIMITED
CTT Limited
Custom Card Services International Limited
D J Security Alarms Limited
Debro Engineering and Presswork Limited

Jurisdiction	Entity Name	State

UK cont.	Distribution and Transmission Equipment Limited
Ditel Limited
Dong Bang Minerva (UK) Limited
Dorman Smith Holdings Limited
Dorman Smith Switchgear Limited
DSC International Limited
Dulmison (UK) Ltd.
Earth Tech Engineering Limited
Edward Barber & Company Limited
Edward Barber (U.K.) Limited
Electra Systems Limited
Elo TouchSystems Limited
Erhard Valves Ltd
Ever Four Limited
Ever Three Limited
Excelsior Security Services Limited
Exeter Insurance Company Limited
Farnham Limited
Figgie (G.B.) Ltd.
Figgie (U.K.) Limited
Figgie Investment Trustee Limited
Figgie Pension Trustee Limited
Figgie Sportswear (U.K.) Limited
Figgie Sportswear Limited
Fire Alarm Services (UK) Limited
Fire Defender (U.K.) Limited
Fire Safety Inspection Company Limited
Flowlyne (UK) Limited
Ford Electronic Services Limited
Galequest (Electronics) Limited
Ganmill Limited
General Cleaning Contractors Limited
Goldcrest Security Limited
Goyen Controls Co UK Limited
Gresham Land and Estates (ADC) Limited
Grinnell (U.K.) Ltd.
Group Sonitrol Security Systems Limited

Jurisdiction	Entity Name	State

UK cont.	Hawley International Finance Limited
Hemax Limited
Hindle Cockburns Limited
How Fire Limited
How Fire Maintenance Limited
Hygood Limited
Image Scan ID Systems Limited
Image Surveillance Systems Limited
Inbrand Holdings Limited
Inbrand Limited
Inbrand UK Limited
Independent Valve & Pipeline Services Limited
Industrial Cleaners (UK) Limited
Integrated (Fire & Safety) Services Limited
Intellectual Systems Ltd.
Isopad Limited
J W Singer & Sons Limited
Jades Doors Limited
James Deacon Security Limited
JEL Building Management Limited
JEL Building Management Systems Limited
Jessar Engineering Limited
Kam Servi-Sys Limited
Karner Europe (UK) Ltd.
Kean and Scott Limited
Keystone Valve (U.K.) Ltd.
Kingsclere Investments Ltd.
Knogo UK Limited
KS Lift Services Limited
Kurtbrook Limited
Lafayette Healthcare Limited
Linsdale (Fire and Securities) Limited
M.A.M. Rubber Manufacturing Company Limited
M/A-COM (U.K.) Limited
M/A-COM Greenpar Limited
M/A-COM Limited
Macron Safety Systems (UK) Limited

Jurisdiction	Entity Name	State

UK cont.	Madison Cable Corp.
Maidstone Fire Protection Limited
Malgor Security Plc
Mallinckrodt Chemical Holdings (U.K.) Ltd.
Mallinckrodt Chemical Limited
Mallinckrodt Medical Argentina Limited
Mallinckrodt Medical Holdings (U.K.) Limited
Mallinckrodt U.K. Ltd.
Management and Control Systems Limited
Masco Holdings Limited
Masco Security Systems Limited
Mather & Platt Fire Protection Limited
McMillan Fire Alarms Limited
McMillan Maintenance Limited
Microdot Connectors Europe Limited
Mid-Ulster Alarms Limited
Minerva Fire Defence Limited
MKG Medical U.K. Ltd.
Modern Alarms (Scotland) Limited
Modern Alarms Limited
Modern Automatic Alarms Limited
Modern Integrated Systems Limited
Modern Security Systems (IOM) Ltd.
Modern Security Systems (Private Unlimited Company)
Modern Security Systems (Products) Limited
Monitor Security Systems Limited
Motor Auctions Group Limited, The
Mountwest 81 Limited
Narvik-Yarway Limited
Nu-Tron Security Limited
OCYT 1 Limited
OCYT 2 Limited
OCYT 3 Limited
OCYT 4 Limited
OCYT 5 Limited
OCYT 6 Limited
ODL Limited

Jurisdiction	Entity Name	State

UK cont.	OKD Limited
OMK Limited
Orbis Security Systems Limited
P.M.H. Electronics Limited
Pinacl Communication Systems Limited
Pinacl Limited
Pinacl Whitehall Limited
Pipework Fabrications Limited
Pritchard Services Group Investments Limited
Progressive Securities Investment Trust Limited
Prospect House Investments Limited
Protec Systems Limited
Protection One (UK) Plc
Pryor and Howard (1988) Limited
Quad Europe Limited
Quad Systems Holdings Limited
Quad Systems Limited
Raychem HTS Limited
Raychem Limited
Realm Security Systems Limited
Regal Alarms & Security Systems Limited
Regal Security Services Limited
Regal Security Systems Limited
Reid Crowther Consulting Ltd.
Remote Facilities Management Limited
Rhomax Engineering Limited
Rhomax-ITS Limited
S L S Engineering Limited
Sabre Supply Management Limited
Safeguard Electronics Limited
Safety Systems UK Limited
Saffire Alarm Systems Limited
Saffire Extinguishers Limited
Samaritan Integrated Systems Limited
Samaritan Security Systems Limited
Samuel Booth & Company
Scott Health & Safety Limited

Jurisdiction	Entity Name	State

UK cont.	Secure-It (UK) Limited
Securitag International Limited
Security Centres (Scotland) Limited
Security Centres (UK) Holdings Limited
Security Centres (UK) Limited
Security Centres Holdings International Ltd.
Security Centres Holdings Limited
Security Centres Investments Limited
Security Surveyors Group Plc
Sensormatic (UK) Limited
Sensormatic Camera Limited
Sensormatic Finance Ltd.
Sensormatic International Limited
Sensormatic Investments Limited
Sensormatic Limited
Sensormatic Security Solutions Limited
Shepton Holdings Limited
Shield Protection Limited
Show Contracts Limited
Sigmaform (UK) Limited
Simplex Europe Limited
Sky Signs Limited
Sonitrol Limited
Sound and Vision Technologies Limited
Soundtouch Limited
Spector Lumenex Limited
Spensall Engineering Limited
Splendour Cleaning Services Limited
Spraysafe Automatic Sprinklers Limited
Staifix Systems Limited
Standfast Security Systems Limited
Stappard & Howes Limited
Stappard Howes Design Limited
Stappard Howes Projects Limited
Steel Support Systems Limited
Steeplock Limited
Stocks Security Systems Limited

Jurisdiction	Entity Name	State

UK cont.	Strate (UK) Limited
Stretford Security Services Limited
Surveillance and Fire Equipment Limited
Swale Security Systems Limited
TDI Batteries (Europe) Limited
Telecom Security Limited
Telesurveillance Limited
Ten Acre Securities Ltd.
TGN EURO Link Limited
Thorn Security Group Limited
Thorn Security International Limited
Thorn Security Limited
Thorn Security Pension Trustees Limited
Thornfire Limited
Tomorrows Telecom Limited
Total Lift Services Limited
TransAsia (H.K.) Limited
Triangle Controls Ltd.
TSG Trustees Limited
TVM Distribution Limited
TVM Group UK Limited
Tyco Buildings Services Products (UK) Limited
Tyco Electronics Cables Limited
Tyco Electronics Components Limited
Tyco Electronics Holdings Limited
Tyco Electronics Labels Limited
Tyco Electronics Limited
Tyco Electronics UK Ltd.
Tyco Energy (UK) Limited
Tyco Engineered Products (UK) Ltd
Tyco Engineering Services Limited
Tyco European Metal Framing Limited
Tyco European Steel Strip Limited
Tyco European Tubing Limited
Tyco Fire & Integrated Solutions (UK) Limited
Tyco Fire Products Manufacturing Limited
Tyco Fire Systems Limited

Jurisdiction	Entity Name	State

UK cont.	Tyco Flow Control (UK) Limited
Tyco Healthcare (UK) Commercial Limited
Tyco Healthcare (UK) Manufacturing Limited
Tyco Healthcare UK Limited
Tyco Healthcare UK Pension Trustees Limited
Tyco Holdings (UK) Limited
Tyco Integrated Systems Limited
Tyco Networks (UK) Limited
Tyco Tech Limited
Tyco Thermal Controls UK Limited
Tyco Tubing Limited
Tyco Valves & Controls Distribution (UK) Limited
Tyco Valves & Controls Gulf Limited
Tyco VI
TyCom Cable Ship Company (UK) Limited
TyCom Contracting (UK) Limited
Tyne Car Auction Limited
Ultra Security Alarms Limited
Unifast Systems Limited
Unirax Limited
Unistrut Europe Ltd.
Unistrut Holdings Ltd.
Unistrut Limited
Vital Communications International Ltd.
Wares Security Limited
West Hyde Developments Limited
Westec Security Limited
Westlock Controls Limited
Whessoe Vapour Control Limited
Whessoe Varec Company, The
White Group Electronics Limited
Wilson Pipe Fittings Limited
WM Fire Protection Limited
Wormald Fire Systems Limited
Wormald Holdings (U.K.) Ltd.
Wormald Industrial Property Ltd.
Zettler Limited

Jurisdiction	Entity Name	State

UK cont.	Zodiac Security Systems Limited

United States	999 Arques Corp.	California
	A&E Construction Products, Inc.	Delaware
	A&E GP Holding, Inc.	Nevada
	A&E Hangers, Inc.	Nevada
	A&E Holding GP	Delaware
	A&E Products Group LP	Delaware
	A&E Products Group, Inc.	Delaware
	Activation Technologies, LLC	Delaware
	Adhesive Technologies, Inc.	Pennsylvania
	Adhesives Holding GP	Delaware
	ADT General Holdings, Inc.	Delaware
	ADT Holdings, Inc.	Delaware
	ADT Investments II, Inc.	Delaware
	ADT Investments, Inc.	Delaware
	ADT Maintenance Services, Inc.	Delaware
	ADT Operations, Inc.	Delaware
	ADT Property Holdings, Inc.	Delaware
	ADT Security Services, Inc.	Delaware
	ADT Security Systems, West, Inc	Delaware
	ADT Services, Inc.	Delaware
	ADT Title Holding Company I	Delaware
	ADT Title Holding Company II	Delaware
	Advanced Packaging Systems	California
	AEPG, Inc.	Nevada
	AFC Cable Systems, Inc.	Delaware
	AFP Property Holding	Delaware
	A-G Holding, Inc. I	Delaware
	Airox, Inc.	Delaware
	Alert Centre	Illinois
	Allegheny Corp.	Delaware
	Alliance Integrated Systems, Inc.	Delaware
	Allied Tube & Conduit Corporation	Delaware
	American Electrical Terminal Co., Inc.	Connecticut
	Ameritech SecurityLink, Inc.	California
	AMP International Enterprises Limited	Delaware

Jurisdiction	Entity Name	State

USA cont.	AMP INVESTMENTS INC.	Delaware
	AMP Services, Ltd.	Delaware
	Anderson, Greenwood & Co.	Delaware
	Ansul, Incorporated	Delaware
	API Security, Inc.	Delaware
	APS Group Holding, Inc.	Nevada
	Arrowsmith Limited Partnership	Massachusetts
	Auto Suture Company, Australia	Connecticut
	Auto Suture Company, Canada	Connecticut
	Auto Suture Company, Netherlands	Connecticut
	Auto Suture Company, U.K.	Connecticut
	Auto Suture Eastern Europe, Inc.	Delaware
	Auto Suture International, Inc.	Connecticut
	Auto Suture Norden Co.	Connecticut
	Auto Suture Puerto Rico, Inc.	Connecticut
	Auto Suture Russia, Inc.	Delaware
	Automated Security Corp.	Delaware
	Automated Security Holdings, Inc.	Delaware
	AWZ Inc.	Delaware
	Batts Holdings, Inc.	Delaware
	Batts, Inc.	Michigan
	Burton, Adams, Kemp & King, Inc.	North Carolina
	BWD Property, LLC	New Hampshire
	C.S. Charles L. Brown, L.P.	Delaware
	C.S. Global Link, L.P.	Delaware
	C.S. Global Mariner, L.P.	Delaware
	C.S. Global Sentinel, L.P. (55%)	Delaware
	C.S. Long Lines, L.P.	Delaware
	Carlisle Plastics Holding LLC	Delaware
	CASS Water Engineering, Inc.	Delaware
	CCTC International, Inc.	Delaware
	CEM Access Systems, Inc.	Texas
	Central Castings Corporation	Alabama
	Central CPVC Corporation	Alabama
	Central Sprinkler Company	Pennsylvania
	Central Sprinkler Corporation	Pennsylvania
	Central Sprinkler Holdings, Inc.	Delaware

Jurisdiction	Entity Name	State

USA cont.	Century Tube Corporation	Arkansas
	Chagrin H.Q. Venture Ltd. (50%)	Ohio
	Chagrin Highlands Inc.	Ohio
	Chagrin Highlands Ltd. (50%)	Ohio
	Chemgene Corporation	New York
	Citrine Management Corp.	Nevada
	Citrine Pool Corp.	Nevada
	Coated Products GP, Inc.	Nevada
	Coated Products Holdings, Inc.	Delaware
	Confab International, L.P.	Delaware
	Confluent Surgical, Inc.	Delaware
	Connect 24 Wireless Communications Inc.	Delaware
	Critchley Group, Inc.	Utah
	Crosby GP Holding, Inc.	Nevada
	Crosby Holding, Inc. I	Delaware
	Crosby Valve Sales & Services Corporation	Texas
	Crosby Valve, Inc.	Nevada
	CV Holding Inc.	Delaware
	CVG Holding Corp.	Delaware
	D.A.S. International, Ltd.	Wisconsin
	Descote, Inc.	Louisiana
	Digital Security Controls, Inc.	New York
	Domestic Alarm, Inc.	California
	Earth Tech (Infrastructure) Inc.	Nevada
	Earth Tech Architects & Engineers, Inc.	Connecticut
	Earth Tech Architecture Inc.	Wisconsin
	Earth Tech EMS Holdings, Inc.	Nevada
	Earth Tech Environment & Infrastructure Inc.	Wisconsin
	Earth Tech Holdings TAC, Inc.	Nevada
	Earth Tech Holdings, Inc.	Delaware
	Earth Tech Northeast, Inc.	New York
	Earth Tech of Michigan Inc.	Michigan
	Earth Tech of North Carolina, Inc.	North Carolina
	Earth Tech of Ohio Inc.	Ohio
	Earth Tech Water Engineering LP	California
	Earth Tech WE Holding Inc.	Delaware
	Earth Tech, Inc.	California

Jurisdiction	Entity Name	State

USA cont.	Earth Technology Corporation (USA), The	Delaware
	Electro Signal Lab, Inc.	Delaware
	Electro-Trace Corporation	New York
	Elkay Services LLC	Delaware
	F.A.I. Technology, Inc.	California
	FAI Tech Link Inc.	New Jersey
	FAI Technology (Holding), Inc.	Delaware
	FCI Liquidations, Inc.	Delaware
	Figgie Leasing Corporation	Delaware
	Fire Products GP Holding, Inc.	Delaware
	Fire Products Holding GPS	Delaware
	First Lafayette Holdings, Inc.	Delaware
	Fisk Corporation	Delaware
	Fisk Electric Holdings, Inc.	Delaware
	Forever Hangers, Inc.	Michigan
	FRM Services, Inc.	Georgia
	GC Holding, Inc.	Delaware
	GC Holding, Inc. I	Delaware
	General Sub Acquisition Corp.	California
	General Surgical Holdings, Inc.	Nevada
	General Surgical Innovations, Inc.	California
	Georgia Packaging, Inc.	Delaware
	Georgia Pipe Company	Georgia
	GF&S Inc.	Nevada
	GFS Holding	Delaware
	Glynwed Holdings, Inc.	Delaware
	Goodrich Westminster Limited Partnership	Massachusetts
	Goyen Valve Corporation	California
	Graphic Holdings, Inc.	Delaware
	Grinnell Corporation	Delaware
Healthcare Aviation Trust
	Image Scan, Inc.	Utah
	IMB, A Simplex Company, L.L.C.	Delaware
	IMC Exploration Company	Maryland
	Infrasonics Technologies, Inc.	Nevada
	InnerDyne Holdings, Inc.	Delaware
	InnerDyne, Inc.	Delaware

Jurisdiction	Entity Name	State

USA cont.	Interamics (95%)	California
	International Financing, Inc.	Delaware
	International Quality and Environmental Services, LLC	Michigan
	J. Muller International (USA)	California
	J.R. Clarkson Company, The	Nevada
	J.R. Clarkson Holdings, Inc.	Delaware
	JMI Engineers, Inc.	Florida
	Keystone France Holdings Corp.	Delaware
	Keystone Germany Holdings Corp.	Delaware
	Keystone Kuwait, Inc.	Delaware
	Keystone Saudi, Inc.	Texas
	KHPC Holding GP	Delaware
	King Packaging Co., Inc.	Georgia
	Lafayette Pharmaceuticals, Incorporated	Delaware
	Laser Diode Holdings, Inc.	Nevada
	Laser Diode Incorporated	Nevada
	LCP Holding	Delaware
	LCP, Inc.	Nevada
	Liebel-Flarsheim Company	Delaware
	Life Design Systems, Inc.	Wisconsin
	Ludlow Coated Products LP	Delaware
	Ludlow Company LP, The	Delaware
	Ludlow Corporation	Massachusetts
	Ludlow Jute Company Limited	Massachusetts
	Ludlow Services LLC	Delaware
	Ludlow Technical Products Corporation	New York
	M/A-COM Puerto Rico, Inc.	Delaware
	M/A-COM Tech Holdings, Inc.	Delaware
	M/A-COM, INC.	Florida
	Mallinckrodt Athlone Holdings, Inc.	Delaware
	Mallinckrodt Baker International, Inc.	Delaware
	Mallinckrodt Baker, Inc.	New Jersey
	Mallinckrodt Brand Pharmaceuticals, Inc.	Delaware
	Mallinckrodt Caribe, Inc.	Delaware
	Mallinckrodt Holdings, Inc.	Nevada
	Mallinckrodt Holdings, LLC	Delaware
	Mallinckrodt Inc. (Delaware)	Delaware

Jurisdiction	Entity Name	State

USA cont.	Mallinckrodt Inc. (New York)	New York
	Mallinckrodt International Corporation	Missouri
	Mallinckrodt Medical PMC	Nevada
	Mallinckrodt TMH	Nevada
	Mallinckrodt Veterinary, Inc.	Delaware
	Master Protection Corporation	Delaware
	Master Protection Holdings, Inc.	Delaware
	MCS Communication Products Inc.	California
	MMHC, Inc.	Delaware
	Mode Plastics, Inc.	New York
	MSCH Company	Delaware
	National Catheter Corporation	New York
	National Tape Corporation	Louisiana
	National Tape Holdings, Inc.	Delaware
	Nellcor Puritan Bennett Export Inc.	Delaware
	Nellcor Puritan Bennett Incorporated	Delaware
	Nellcor Puritan Bennett International Corporation	Delaware
	Nordic Water, Inc.	Delaware
	Palomar Precision Tubes, Inc.	California
	Paragon Trade Brands, Inc.	Delaware
	Paul Scott Security Systems, Inc.	New Jersey
	Paul Scott Security Systems, LLC	New Jersey
	PI Holding	Delaware
	Pinacl Communications, Inc.	Delaware
	Plastics Holding Corporation	Nevada
	Polyken Technologies Europe, Inc.	Delaware
	Power Systems Holdings, Inc.	Nevada
	Precision Interconnect, Inc.	Nevada
	Printed Circuits, Inc.	Florida
	Private Products, Inc.	Delaware
	Professional Registrar Organization, Inc.	Michigan
	PTB Acquisition Sub, Inc.	Delaware
	PTB Holdings, Inc.	Ohio
	PTB International, Inc.	Delaware
	Puritan-Bennett Corporation	Delaware
	Raychem (Delaware) Ltd.	Delaware
	Raychem Corporation of Arizona	Arizona

Jurisdiction	Entity Name	State

USA cont.	Raychem Foundation	California
	Raychem Gulf Coast, Inc.	Texas
	Raychem International Corporation	California
	Raychem International Manufacturing LLC	California
	Raychem Radiation Technologies, Inc.	California
	Raychem Ventures, Inc.	California
	Rayshrink Corporation	California
	Raythene Systems Corporation	California
	Remtek International, Inc.	California
	RI Corporation	Delaware
	Rochester Corporation, The	Delaware
	S2 Mergersub Inc.	New Jersey
	Safe Link Corporation	Minnesota
	Sakertrax, Inc.	California
	Scott Technologies Foundation	Ohio
	Scott Technologies Holdings, Inc.	Nevada
	Scott Technologies, Inc.	Delaware
	Secutron, Inc.	Florida
	Senelco Iberia, Inc.	Delaware
	Sensormatic Asia/Pacific, Inc.	Delaware
	Sensormatic Distribution, Inc.	Delaware
	Sensormatic Electronics Corporation	Nevada
	Sensormatic Electronics Corporation (Puerto Rico)	Delaware
	Sensormatic Holding Corporation	Nevada
	Sensormatic International Holdings I, Inc.	Delaware
	Sensormatic International Holdings II, Inc.	Delaware
	Sensormatic International, Inc.	Delaware
	Sensormatic Technology, Inc.	Florida
	Sherwood Medical Company	Delaware
	Sherwood Medical Company I	Delaware
	Sherwood-Accurate Inc.	Delaware
	Sigma Circuits, Inc.	Delaware
	Sigma GP Holding, Inc.	Nevada
	Sigma Holding Corp.	Delaware
	Sigma Printed Circuits Holding Corp.	Delaware
	Simplex Argentina, L.L.C.	Delaware
	Simplex Asia Holding, L.L.C.	Delaware

Jurisdiction	Entity Name	State

USA cont.	Simplex Asia, I Inc.	Delaware
	Simplex Asia, L.L.C.	Delaware
	Simplex Beijing Holding, L.L.C.	Delaware
	Simplex Europe, L.L.C.	Delaware
	Simplex India, L.L.C.	Delaware
	Simplex Malaysia, L.L.C.	Delaware
	Simplex Mexico, L.L.C.	Delaware
	Simplex Singapore, L.L.C.	Delaware
	Simplex Sino Holding, L.L.C.	Delaware
	Simplex South Africa, L.L.C.	Delaware
	Simplex Thailand, L.L.C.	Delaware
	Simplex Time Recorder Co.	Massachusetts
	SimplexGrinnell Holdings, Inc.	Delaware
	SimplexGrinnell LP	Delaware
	Smith Alarm Systems, Inc.	Texas
	Sofradim Corporation	Massachusetts
	Star Holding Inc.	Delaware
	Star Sprinkler, Inc.	Delaware
	STI Licensing Corporation	Delaware
	STI Properties, Inc.	Delaware
	STI Properties, Ltd.	Ohio
	STI Risk Management Co. (85%)	Florida
	STR Grinnell GP Holding, Inc.	Nevada
	STR Realty Holdings LLC	Delaware
	Sunbelt Holding LLC	Delaware
	Sunbelt Holding, Inc. I	Delaware
	Sunbelt Holdings, Inc.	Delaware
	Sunbelt Manufacturing, Inc.	Louisiana
	Surgical Service Corporation	Maryland
	SWD Holding, Inc.	Delaware
	SWD Holding, Inc. I	Delaware
	TA, Inc.	Nevada
	Talisman Partners, Ltd.	Colorado
	TAMS Consultants, Inc.	New York
	Techcon International Ltd.	Delaware
	TEG Pool Corp.	Nevada
	Telestate International, Inc.	Delaware

Jurisdiction	Entity Name	State

USA cont.	Terraworx Inc.	Nevada
	THC Pool LLC	Nevada
	Thermacon, Inc.	Ohio
	TKC Holding Corp.	Delaware
	TKN, Inc.	Rhode Island
	TME Management Corp.	Delaware
	TPA Realty Holding Corp.	Nevada
	TPCG Holding	Delaware
	Tracer Construction Company	Delaware
	Tracer Field Services, Inc.	Delaware
	Tracer Industries Finance Co., Inc.	Delaware
	Tracer Industries Holdings, Inc.	Delaware
	Tracer Industries International, Inc.	Texas
	Tracer Industries Management Co., Inc.	Delaware
	Tracer Industries, Inc.	Delaware
	Tracer Licensing, L.P.	Delaware
	Transoceanic Cable Ship Company, Inc.	New York
	Transpower Technologies, Inc.	Nevada
	Tri-Systems, Inc.	Delaware
	TSSL Holding Corp.	Delaware
	TV&C GP Holding, Inc.	Nevada
	TVC Holding	Delaware
	TVC, Inc.	Nevada
	Tyco (US) Holdings, Inc.	Delaware
	Tyco Acquisition Corp. XXI	Delaware
	Tyco Acquisition Corp. XXII (NV)	Nevada
	Tyco Acquisition Corp. XXV (NV)	Nevada
	Tyco Acquisition Epsilon LLC	Nevada
	Tyco Acquisition Gamma LLC	Nevada
	Tyco Adhesives GP Holding, Inc.	Nevada
	Tyco Adhesives LP	Delaware
	Tyco Adhesives, Inc.	Nevada
	Tyco AR Funding 2002 LLC	Delaware
	Tyco Capital Investments, Inc.	Nevada
	Tyco Electronics Corporation	Pennsylvania
	Tyco Electronics Installation Services, Inc.	Delaware
	Tyco Electronics Latin American Holding LLC	Nevada

Jurisdiction	Entity Name	State

USA cont.	Tyco Electronics Power Systems, Inc.	Nevada
	Tyco Finance Corp.	Delaware
	Tyco Fire & Security LLC	Nevada
	Tyco Fire (NV) Inc.	Nevada
	Tyco Fire Products LP	Delaware
	Tyco Flow Control Company LLC	Delaware
	Tyco Flow Control, Inc.	Texas
	Tyco Healthcare Group LP	Delaware
	Tyco Healthcare Holdings, Inc.	Connecticut
	Tyco Healthcare Retail Group GPS	Delaware
	Tyco Healthcare Retail Group, Inc.	Delaware
	Tyco Healthcare Services LLC	Delaware
	Tyco Holding Corp.	Nevada
	Tyco Holdings of Nevada, Inc.	Nevada
	Tyco Holdings, Inc.	Delaware
	Tyco Integrated Cable Systems, Inc.	Massachusetts
	Tyco International (NV) Inc.	Nevada
	Tyco International (PA) Inc.	Nevada
	Tyco International (US) Inc.	Nevada
	Tyco International Asia, Inc.	Delaware
	Tyco International US China Inc.	Delaware
	Tyco Merger Sub (NJ) Inc.	New Jersey
	Tyco Networks (Solutions) Inc.	Nevada
	Tyco Plastics LP	Delaware
	Tyco Printed Circuit Group LP	Delaware
	Tyco Receivables Corp.	Delaware
	Tyco Receivables Funding LLC	Delaware
	Tyco Safety Holdings, Inc.	Delaware
	Tyco Safety Products (US), LLC	Nevada
	Tyco Safety Products US, Inc.	Nevada
	Tyco Sailing, Inc.	Nevada
	Tyco SPC, Inc.	Delaware
	Tyco Submarine Systems Projects, Inc.	Delaware
	Tyco Technology Resources, Inc.	Delaware
	Tyco Telecom OSP Holding Corp.	Nevada
	Tyco Telecommunications (US) Inc.	Delaware
	Tyco Thermal Controls LLC	Delaware

Jurisdiction	Entity Name	State

USA cont.	Tyco Valves & Controls LP	Delaware
	Tyco Valves & Controls, Inc.	Texas
	Tyco Valves and Controls Middle East, Inc.	Delaware
	Tyco Valves and Controls U.A.E., Inc.	Texas
	Tyco Worldwide Services, Inc.	Delaware
	TyCom (US) Holdings, Inc.	Nevada
	TyCom Acquisition Co. I, Inc.	Nevada
	TyCom Finance Company, Inc.	New Hampshire
	TyCom Management Inc.	Nevada
	TyCom Simplex Holdings Inc.	Nevada
	U.S.S.C. Puerto Rico (NY), Inc.	New York
	Unistrut Corporation	Delaware
	United States Construction Co.	Delaware
	United States Surgical Corporation	Delaware
	USSC Financial Services Inc.	Connecticut
	Valleylab Holding Corporation	Delaware
	Valleylab Inc	Colorado
	Vivant Medical, Inc.	Delaware
	W.A.F. Group, Inc.	New York
	Water & Power Technologies of Texas, Inc.	Texas
	Water and Power Technologies, Inc.	Utah
	Water Holdings Corp.	Delaware
	Westec Business Security, Inc.	Delaware
	Westlock Controls Corporation	Delaware
	Westlock Controls Holdings, Inc.	Nevada
	Whitaker Corporation, The	Delaware
	White Mountain Insurance Company	Vermont
	Willoughby Holdings Inc.	Delaware
	Wormald Americas, Inc.	Delaware
	WPFY, Inc.	Delaware
	Yarway Corporation	Pennsylvania

Uruguay	ADT Security Services S.A. (Uruguay)
Knogo Latin America S.A.
Raychem Uruguay S.A.
Tyco Flow Control del Uruguay S.A.

Jurisdiction	Entity Name	State

Venezuela	Aguas Industriales de Jose, C.A. (75%)
Ansul de Venezuela C.A.
CAENF Investments (50%)
Earth Tech Venezuela, C.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela)
Grupo Rust International Di Venezuela C.A.
Kendall de Venezuela, C.A.
Tyco Electronics de Venezuela, C.A.
Tyco Flow Control de Venezuela, CA
Tyco Submarine Systems, C.A.

Vietnam	Tyco Engineering (Vietnam) Ltd.